Commitment and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitment and Contingencies
22.	Commitment and Contingencies

(a)	Capital commitments

As of June 30, 2021, capital commitments of the Group in respect of leasehold improvements and fixtures, fittings and other fixed assets were RMB2,488 due within a year.

(b)	Guarantees given to installment institutions for loans granted to buyers of the Group’s training services

The Group, in cooperation with several third-party financing institutions (“Loan Institutions”), offers installment payment option to its customers. The Loan Institutions remit the tuition fee to the Group for the borrowing customers to complete their purchase of the course. The interest expenses of the installment are born by the borrowing customers. The borrowing customers bear the interest expense and are obligated to repay the loan in pre-agreed installments over the periods ranging from 6 months to 24 months to the Loan Institutions. According to the arrangement with one of these Loan Institutions, the Group is obligated to repay 50 percent of the overdue amounts to this Loan Institution for any default in repayment by the borrowing customers.

The management does not consider that the Group will sustain a loss under these guarantees during the year under guarantee based on the good historical data and the Group can stop providing training services as soon as the overdue happens. The maximum amount of undiscounted payments the Group would have to make in the event of default are nil as of December 31,2020 and June 31, 2021, respectively. The management considers the fair value of the guarantee is not significant to the consolidated financial statements and does not recognized a liability based on the estimated fair value of the guarantee.